SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2013

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Barclays Capital Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, BNP Paribas Securities Corp., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, acting for themselves and as representatives of the other several underwriters named in Schedule I to the Pricing Agreement (as defined below) (the “Underwriters”), have entered into a Pricing Agreement, dated April 4, 2013 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $1,000,000,000 aggregate principal amount of the Company’s 0.600% Notes Due 2016 (the “2016 Notes”), $1,250,000,000 aggregate principal amount of the Company’s 1.125% Notes Due 2018 (the “2018 Notes”), $1,750,000,000 aggregate principal amount of the Company’s 2.550% Notes Due 2023 (the “2023 Notes”) and $1,000,000,000 aggregate principal amount of the Company’s 4.000% Notes Due 2043 (the “2043 Notes” and, together with the 2016 Notes, the 2018 Notes and the 2023 Notes, the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated April 4, 2013 (the “Underwriting Agreement”), between the Company and the Underwriters. The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on April 11, 2013.

The 2016 Notes will be sold to the public at a price equal to 99.929% of the aggregate principal amount of the 2016 Notes ($999,290,000 in proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2016 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2016 Notes, will be $996,790,000.

The 2018 Notes will be sold to the public at a price equal to 99.908% of the aggregate principal amount of the 2018 Notes ($1,248,850,000 in proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2018 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2018 Notes, will be $1,244,475,000.

The 2023 Notes will be sold to the public at a price equal to 99.772% of the aggregate principal amount of the 2023 Notes ($1,746,010,000 in proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2023 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2023 Notes, will be $1,738,135,000.

The 2043 Notes will be sold to the public at a price equal to 99.653% of the aggregate principal amount of the 2043 Notes ($996,530,000 in proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2043 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2043 Notes, will be $987,780,000.

The Notes will be sold to the public at an aggregate price of $4,990,680,000 before the underwriting discounts and transaction expenses. The net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses of the sale of the Notes, will be an aggregate of $4,967,180,000.

The 2016 Notes will constitute part of the Company’s newly created series of 0.600% Notes Due 2016 (the “2016 Series”), the 2018 Notes will constitute part of the Company’s newly created series of 1.125% Notes Due 2018 (the “2018 Series”), the 2023 Notes will constitute part of the Company’s newly created series of 2.550% Notes Due 2023 (the “2023 Series”), and the 2043 Notes will constitute part of the Company’s newly created series of 4.000% Notes Due 2043 (the “2043 Series” and, together with the 2016 Series, the 2018 Series and the 2023 Series, the “New Series”). The Notes of each of the 2016 Series, the 2018 Series, the 2023 Series and the 2043 Series will be senior, unsecured debt securities of the Company and will rank equally with the Notes of each of the other New Series and all of the other senior, unsecured debt obligations of the Company. The 2016 Series, the 2018 Series, the 2023 Series and the 2043 Series were created and established, and the terms and conditions of each New Series were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and the Indenture will govern the Notes. The respective terms of the 2016 Notes, the 2018 Notes, the 2023 Notes and the 2043 Notes are as set forth in the Indenture and in the forms of the Global Notes (referred to below) that will represent the Notes of each New Series to be sold pursuant to the Pricing Agreement.

The material terms of the Notes are described in the Company’s prospectus supplement dated April 4, 2011, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated December 22, 2011, which relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities, including the Notes (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 5, 2013 pursuant to Rule 424(b)(2) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated April 4, 2013, relating to, and setting forth certain terms of, the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on April 4, 2013.

The Notes will be delivered in book-entry form only. The 2016 Notes will be represented by two global notes, each in the principal amount of $500,000,000, and together will have an aggregate principal amount of $1,000,000,000 (the “2016 Global Notes”). The 2018 Notes will be represented by three global notes, two of which will be in the principal amount of $500,000,000 and one of which will be in the principal amount of $250,000,000, and together will have an aggregate principal amount of $1,250,000,000 (the “2018 Global Notes”). The 2023 Notes will be represented by four global notes, three of which will be in the principal amount of $500,000,000 and one of which will be in the principal amount of $250,000,000, and together will have an aggregate principal amount of $1,750,000,000 (the “2023 Global Notes”). The 2043 Notes will be represented by two global notes, each in the principal amount of $500,000,000, and together will have an aggregate principal amount of $1,000,000,000 (the “2043 Global Notes” and, together with the 2016 Global Notes, the 2018 Global Notes and the 2023 Global Notes, the “Global Notes”). Each Global Note will be payable to Cede & Co., as nominee of The Depository Trust Company. The Global Notes will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

Filed as exhibits to this Current Report on Form 8-K are: (i) the Pricing Agreement; (ii) the Underwriting Agreement; (iii) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 0.600% Notes Due 2016, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2016 Series in accordance with the Indenture; (iv) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 1.125% Notes Due 2018, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2018 Series in accordance with the Indenture; (v) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 2.550% Notes Due 2023, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2023 Series in accordance with the Indenture; (vi) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 4.000% Notes Due 2043, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2043 Series in accordance with the Indenture; (vii) the form of the 2016 Global Notes; (viii) the form of the 2018 Global Notes; (ix) the form of the 2023 Global Notes; (x) the form of the 2043 Global Notes; and (xi) the opinion of Andrews Kurth LLP, counsel to the Company, regarding the legality of the Notes.

The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3 (File No. 333-178706), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission, in connection with the Registration Statement, the documents and instruments attached hereto as exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1(a)	Pricing Agreement, dated April 4, 2013, between the Company and the Underwriters

1(b)	Underwriting Agreement, dated April 4, 2013, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 0.600% Notes Due 2016 of the Company

4(b)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 1.125% Notes Due 2018 of the Company

4(c)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 2.550% Notes Due 2023 of the Company

4(d)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 4.000% Notes Due 2043 of the Company

4(e)	Form of Global Notes to represent the 0.600% Notes Due 2016 of the Company

4(f)	Form of Global Notes to represent the 1.125% Notes Due 2018 of the Company

4(g)	Form of Global Notes to represent the 2.550% Notes Due 2023 of the Company

4(h)	Form of Global Notes to represent the 4.000% Notes Due 2043 of the Company

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated April 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 10, 2013

WAL-MART STORES, INC.

By:	/s/ Charles M. Holley, Jr.
Name: Charles M. Holley, Jr.
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1(a)	Pricing Agreement, dated April 4, 2013, between the Company and the Underwriters

1(b)	Underwriting Agreement, dated April 4, 2013, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 0.600% Notes Due 2016 of the Company

4(b)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 1.125% Notes Due 2018 of the Company

4(c)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 2.550% Notes Due 2023 of the Company

4(d)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 4.000% Notes Due 2043 of the Company

4(e)	Form of Global Notes to represent the 0.600% Notes Due 2016 of the Company

4(f)	Form of Global Notes to represent the 1.125% Notes Due 2018 of the Company

4(g)	Form of Global Notes to represent the 2.550% Notes Due 2023 of the Company

4(h)	Form of Global Notes to represent the 4.000% Notes Due 2043 of the Company

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated April 10, 2013